Exhibit 99.1

FOR IMMEDIATE RELEASE

Plains All American Pipeline, L.P. and Plains GP Holdings Report Third-Quarter 2016 Results

(Houston — November 2, 2016) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported third-quarter 2016 results.

Plains All American Pipeline, L.P.

Summary Financial Information (1) (unaudited)

(in millions, except per unit data)

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
	2016	2015	Change	2016	2015	Change
Net income attributable to PAA	$297	$249	19%	$599	$657	(9)%
Diluted net income per common unit	$0.40	$0.24	67%	$0.27	$0.53	(49)%
Diluted weighted average common units outstanding	402	399	1%	400	395	1%

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
	2016	2015	Change	2016	2015	Change
Adjusted net income attributable to PAA	$293	$262	12%	$783	$887	(12)%
Diluted adjusted net income per common unit	$0.39	$0.28	39%	$0.72	$1.11	(35)%
EBITDA	$445	$483	(8)%	$1,307	$1,364	(4)%
Adjusted EBITDA	$450	$497	(9)%	$1,531	$1,605	(5)%
Distribution per common unit declared for the period	$0.550	$0.700	(21.4)%

(1)             PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results  between reporting periods, as well as for information regarding non-GAAP financial measures (such as adjusted EBITDA) and their reconciliation to the most directly comparable measures as reported in accordance with GAAP.

“PAA reported third-quarter adjusted EBITDA of $450 million, which included solid performance in our fee-based Facilities segment and in-line performance from our fee-based Transportation segment, offset by Supply and Logistics segment performance that was below the low-end of our third quarter guidance.  Our third quarter Supply and Logistics segment was impacted by a combination of delayed EBITDA recognition associated with our NGL inventory costing and the timing of crude oil sales, as well as lower than forecasted EBITDA as a result of continued margin compression and less favorable market conditions for both our crude oil and NGL activities,” said Greg Armstrong, Chairman and CEO of Plains All American.

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“Looking forward, we are encouraged by recent signals that indicate the current industry cycle has reached a bottom and are supportive of PAA’s positive intermediate-to-long term view. However, we continue to anticipate a challenging midstream environment over the near term and we have incorporated those expectations into our forward guidance.”

Armstrong noted that in response to the industry downturn that began approximately two years ago, PAA had taken a number of actions to mitigate the adverse impacts and position PAA to manage through challenging market conditions.  Such actions include:

▪                  Reducing capital commitments through scope changes and project deferrals;

▪                  Selling non-core assets and entering into strategic joint ventures which collectively raised approximately $550 million, reduced PAA’s capital commitments by approximately $600 million and secured complementary partners/shippers;

▪                  Securing $1.6 billion of non-conventional financing;

▪                  Intensifying efforts to capture incremental gathering and transportation barrels;  and

▪                  Lowering its incremental cost of equity capital by executing an agreement to eliminate PAA’s incentive distribution rights and, in connection therewith, resetting PAA’s annualized distribution from $2.80 to $2.20 per common unit, which resulted in a $320 million annual reduction in cash distributions.

Armstrong continued “As a result of these actions, we believe PAA is positioned to manage through the balance of the down-cycle, benefit significantly during a recovery as U.S. & Canadian oil production increases and capitalize on attractive opportunities.”

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The following table summarizes selected PAA financial information by segment for the third quarter and first nine months of 2016:

Summary of Selected Financial Data by Segment (1) (unaudited)

(in millions)

	Three Months Ended			Three Months Ended
	September 30, 2016			September 30, 2015
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit/(loss)	$261	$173	$(6)	$254	$146	$87
Selected items impacting comparability of segment profit (2)	34	(2)	(11)	(1)	2	8
Adjusted segment profit/(loss)	$295	$171	$(17)	$253	$148	$95
Percentage change in reported segment profit/(loss) versus 2015 period	3%	18%	(107)%
Percentage change in adjusted segment profit/(loss) versus 2015 period	17%	16%	(118)%

	Nine Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2015
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$760	$488	$13	$681	$432	$258
Selected items impacting comparability of segment profit (2)	65	9	195	74	7	152
Adjusted segment profit	$825	$497	$208	$755	$439	$410
Percentage change in reported segment profit versus 2015 period	12%	13%	(95)%
Percentage change in adjusted segment profit versus 2015 period	9%	13%	(49)%

(1)             PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods.

(2)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

Plains GP Holdings

PAGP’s sole assets are its ownership interest in PAA’s general partner and incentive distribution rights.  As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement tables included at the end of this release.  Information regarding PAGP’s distributions is reflected below:

	Q3 2016	Q2 2016	Q3 2015
Distribution per Class A share declared for the period	$0.2065	$0.231	$0.231
Q3 2016 distribution percentage change from prior periods		(10.6)%	(10.6)%

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Conference Call

PAA and PAGP will hold a conference call on November 3, 2016 (see details below).  Prior to this conference call, PAA will furnish a current report on Form 8-K, which will include material in this news release as well as PAA’s financial and operational guidance for the fourth quarter and full year of 2016.  A copy of the Form 8-K will be available at www.plainsallamerican.com, where PAA and PAGP routinely post important information.

The PAA and PAGP conference call will be held at 11:00 a.m. ET on Thursday, November 3, 2016 to discuss the following items:

1.              PAA’s third-quarter 2016 performance;

2.              Financial and operating guidance for the fourth quarter and full year of 2016;

3.              Capitalization and liquidity;

4.              2017 Preliminary Guidance; and

5.              PAA and PAGP’s outlook for the future.

Conference Call Webcast Instructions

To access the internet webcast of the conference call, please go to www.plainsallamerican.com, under the “Investor Relations” section of the website (Navigate to: Investor Relations / either “PAA” or “PAGP” / News & Events / Quarterly Earnings).  Following the live webcast, an audio replay in MP3 format will be available on the website within two hours after the end of the call and will be accessible for a period of 365 days.

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures known as “non-GAAP financial measures” in its evaluation of past performance and prospects for the future. The primary additional measures used by management are adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) and implied distributable cash flow (“DCF”).

Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used to supplement related GAAP financial measures, (i) provide additional information about our core operating performance and ability to fund distributions to our unitholders through cash generated by our operations and (ii) provide investors with the same financial analytical framework upon which management bases financial, operational, compensation and planning/budgeting decisions. We also present these and additional non-GAAP financial measures, including adjusted net income attributable to PAA, basic and diluted adjusted net income per common unit and adjusted segment profit, as they are measurements that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These non-GAAP measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) the mark-to-market of derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), the mark-to-market related to our Preferred Distribution Rate Reset Option, gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable, (iii) long-term

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inventory costing adjustments, (iv) items that are not indicative of our core operating results and business outlook and/or (v) other items that we believe should be excluded in understanding our core operating performance. These measures may further be adjusted to include amounts related to deficiencies associated with minimum volume commitments whereby we have billed the counterparties for their deficiency obligation and such amounts are recognized as deferred revenue in “Accounts payable and accrued liabilities” in our Condensed Consolidated Financial Statements. Such amounts are presented net of applicable amounts subsequently recognized into revenue. Furthermore, the calculation of these measures contemplates tax effects as a separate reconciling item, where applicable.  We have defined all such items as “Selected Items Impacting Comparability.” Due to the nature of the selected items, certain selected items impacting comparability may impact certain non-GAAP financial measures, referred to as adjusted results, but not impact other non-GAAP financial measures. We consider an understanding of these selected items impacting comparability to be material to the evaluation of our operating results and prospects.

Our definition and calculation of certain non-GAAP financial measures may not be comparable to similarly-titled measures of other companies. Adjusted EBITDA, Implied DCF and other non-GAAP financial measures are reconciled to the most comparable measures as reported in accordance with GAAP for the periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our Condensed Consolidated Financial Statements and notes thereto. In addition, we encourage you to visit our website at www.plainsallamerican.com (in particular the section under “Financial Information” entitled “Non-GAAP Reconciliations” within the “Investor Relations” tab), which presents a reconciliation of EBITDA as well as certain other commonly used non-GAAP and supplemental financial measures.

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, declines in the volume of crude oil, refined product and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our assets, whether due to declines in production from existing oil and gas reserves, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital, or other factors; the effects of competition; failure to implement or capitalize, or delays in implementing or capitalizing, on expansion projects; unanticipated changes in crude oil market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, refined products and natural gas and resulting changes in pricing conditions or transportation throughput requirements; the occurrence of a natural disaster, catastrophe, terrorist attack or other event, including attacks on our electronic and computer systems; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; tightened capital markets or other factors that increase our cost of capital or limit our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the currency exchange rate of the Canadian dollar; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; inability to recognize current revenue attributable to deficiency payments received from customers who fail to ship or move more than minimum contracted volumes until the related credits expire or are used; non-utilization of our assets

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and facilities; increased costs, or lack of availability, of insurance; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; the effectiveness of our risk management activities; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements, and related interpretations; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our assets, including our ability to satisfy our contractual obligations to our customers; factors affecting demand for natural gas and natural gas storage services and rates; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil and refined products, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids as discussed in the Partnerships’ filings with the Securities and Exchange Commission.

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids (“NGL”), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles over 4.6 million barrels per day of crude oil and NGL in its Transportation segment. PAA is headquartered in Houston, Texas.

Plains GP Holdings is a publicly traded entity that owns an interest in the general partner and incentive distribution rights of Plains All American Pipeline, L.P., one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas.

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PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

REVENUES	$5,170	$5,551	$14,231	$18,156

COSTS AND EXPENSES
Purchases and related costs	4,429	4,701	12,000	15,591
Field operating costs	289	348	893	1,111
General and administrative expenses	70	60	210	217
Depreciation and amortization (2)	33	107	351	319
Total costs and expenses	4,821	5,216	13,454	17,238

OPERATING INCOME	349	335	777	918

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	46	45	133	134
Interest expense, net	(113)	(109)	(339)	(320)
Other income/(expense), net	17	(4)	46	(7)

INCOME BEFORE TAX	299	267	617	725
Current income tax expense	(4)	(11)	(45)	(72)
Deferred income tax benefit/(expense)	3	(6)	30	6

NET INCOME	298	250	602	659
Net income attributable to noncontrolling interests	(1)	(1)	(3)	(2)
NET INCOME ATTRIBUTABLE TO PAA	$297	$249	$599	$657

NET INCOME PER COMMON UNIT:
Net income allocated to common unitholders — Basic	$162	$98	$110	$211
Basic weighted average common units outstanding	401	398	399	393
Basic net income per common unit	$0.40	$0.25	$0.27	$0.54

Net income allocated to common unitholders — Diluted	$162	$98	$110	$211
Diluted weighted average common units outstanding	402	399	400	395
Diluted net income per common unit	$0.40	$0.24	$0.27	$0.53

(1)             The 2015 periods have been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

(2)             Includes gains and losses on asset dispositions and asset impairments.

ADJUSTED RESULTS

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Adjusted net income attributable to PAA	$293	$262	$783	$887

Diluted adjusted net income per common unit	$0.39	$0.28	$0.72	$1.11

Adjusted EBITDA	$450	$497	$1,531	$1,605

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	September 30,	December 31,
	2016	2015
ASSETS
Current assets	$3,773	$2,969
Property and equipment, net	13,811	13,474
Goodwill	2,353	2,405
Investments in unconsolidated entities	2,216	2,027
Linefill and base gas	899	898
Long-term inventory	146	129
Other long-term assets, net	309	386
Total assets	$23,507	$22,288

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$4,077	$3,407
Senior notes, net of unamortized discounts and debt issuance costs	9,130	9,698
Other long-term debt	504	677
Other long-term liabilities and deferred credits	722	567
Total liabilities	14,433	14,349

Partners’ capital excluding noncontrolling interests	9,016	7,881
Noncontrolling interests	58	58
Total partners’ capital	9,074	7,939
Total liabilities and partners’ capital	$23,507	$22,288

DEBT CAPITALIZATION RATIOS

(in millions)

	September 30,	December 31,
	2016	2015
Short-term debt	$1,384	$999
Long-term debt	9,634	10,375
Total debt	$11,018	$11,374

Long-term debt	$9,634	$10,375
Partners’ capital	9,074	7,939
Total book capitalization	$18,708	$18,314
Total book capitalization, including short-term debt	$20,092	$19,313

Long-term debt-to-total book capitalization	51%	57%
Total debt-to-total book capitalization, including short-term debt	55%	59%

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

OPERATING DATA (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Transportation segment (average daily volumes in thousands of barrels per day):
Volumes from tariff activities
Crude oil pipelines (by region):
Permian Basin (2)	2,162	1,885	2,129	1,810
South Texas / Eagle Ford (2)	263	321	283	298
Western	194	196	193	223
Rocky Mountain (2)	475	447	448	442
Gulf Coast	423	576	538	531
Central (2)	403	424	393	430
Canada	379	384	384	397
Crude oil pipelines	4,299	4,233	4,368	4,131
NGL pipelines	185	200	182	195
Total volumes from tariff activities	4,484	4,433	4,550	4,326
Trucking	118	112	113	114
Transportation segment total volumes	4,602	4,545	4,663	4,440

Facilities segment (average monthly volumes):
Crude oil, refined products and NGL terminalling and storage (average monthly capacity in millions of barrels)	109	100	106	99
Rail load / unload volumes (average volumes in thousands of barrels per day)	73	231	97	223
Natural gas storage (average monthly working capacity in billions of cubic feet)	97	97	97	97
NGL fractionation (average volumes in thousands of barrels per day)	119	98	113	101
Facilities segment total volumes (average monthly volumes in millions of barrels) (3)	131	126	129	126

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	883	927	894	958
NGL sales	207	183	230	209
Waterborne cargos	8	4	7	1
Supply and Logistics segment total volumes	1,098	1,114	1,131	1,168

(1)             Average volumes are calculated as total volumes for the period (attributable to our interest) divided by the number of days or months in the period.

(2)             Region includes volumes (attributable to our interest) from pipelines owned by unconsolidated entities.

(3)             Facilities segment total is calculated as the sum of: (i) crude oil, refined products and NGL terminalling and storage capacity; (ii) rail load and unload volumes multiplied by the number of days in the period and divided by the number of months in the period; (iii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iv) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER COMMON UNIT

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Basic Net Income per Common Unit
Net income attributable to PAA	$297	$249	$599	$657
Distributions to Series A preferred units (1)	(33)	—	(88)	—
Distributions to general partner (1)	(102)	(154)	(412)	(454)
Distributions to participating securities (1)	(1)	(1)	(3)	(4)
Undistributed loss allocated to general partner (1)	1	4	14	12
Net income allocated to common unitholders in accordance with application of the two-class method for MLPs	$162	$98	$110	$211

Basic weighted average common units outstanding	401	398	399	393

Basic net income per common unit	$0.40	$0.25	$0.27	$0.54

Diluted Net Income per Common Unit
Net income attributable to PAA	$297	$249	$599	$657
Distributions to Series A preferred units (1)	(33)	—	(88)	—
Distributions to general partner (1)	(102)	(154)	(412)	(454)
Distributions to participating securities (1)	(1)	(1)	(3)	(4)
Undistributed loss allocated to general partner (1)	1	4	14	12
Net income allocated to common unitholders in accordance with application of the two-class method for MLPs	$162	$98	$110	$211

Basic weighted average common units outstanding	401	398	399	393
Effect of dilutive securities: Weighted average LTIP units (2)	1	1	1	2
Diluted weighted average common units outstanding	402	399	400	395

Diluted net income per common unit (3)	$0.40	$0.24	$0.27	$0.53

(1)             Net income allocated to common unitholders is calculated based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, common unitholders and participating securities in accordance with the contractual terms of our partnership agreement and as further prescribed under the two-class method.

(2)             Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

(3)             The possible conversion of our Series A preferred units was excluded from the calculation of diluted net income per common unit for the three and nine months ended September 30, 2016 as the effect was antidilutive.

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PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Selected Items Impacting Comparability (1):
Gains/(losses) from derivative activities net of inventory valuation adjustments (2)	$69	$39	$(147)	$(112)
Long-term inventory costing adjustments (3)	(38)	(47)	6	(62)
Deficiencies under minimum volume commitments, net (4)	(25)	—	(59)	—
Equity-indexed compensation expense (5)	(8)	—	(23)	(22)
Net gain/(loss) on foreign currency revaluation (6)	(3)	(6)	(1)	20
Line 901 incident (7)	—	—	—	(65)
Selected items impacting comparability of EBITDA	$(5)	$(14)	$(224)	$(241)
Deferred income tax expense (8)	—	—	—	(22)
Tax effect on selected items impacting comparability	9	1	40	33
Selected items impacting comparability of net income attributable to PAA	$4	$(13)	$(184)	$(230)

Impact to basic net income per common unit	$0.01	$(0.03)	$(0.46)	$(0.57)
Impact to diluted net income per common unit	$0.01	$(0.04)	$(0.45)	$(0.58)

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             We use derivative instruments for risk management purposes and our related processes include specific identification of hedging instruments to an underlying hedged transaction. Although we identify an underlying transaction for each derivative instrument we enter into, there may not be an accounting hedge relationship between the instrument and the underlying transaction. In the course of evaluating our results of operations, we identify the earnings that were recognized during the period related to derivative instruments for which the identified underlying transaction does not occur in the current period and exclude the related gains and losses in determining adjusted results. In addition, we exclude gains and losses on derivatives that are related to investing activities, such as the purchase of linefill. We also exclude the impact of corresponding inventory valuation adjustments, as applicable, as well as the mark-to-market adjustment related to our Preferred Distribution Rate Reset Option.

(3)             We carry approximately 5 million barrels of crude oil and NGL inventory that is comprised of minimum working inventory requirements in third-party assets and other working inventory that is needed for our commercial operations. We consider this inventory necessary to conduct our operations and we intend to carry this inventory for the foreseeable future. Therefore, we classify this inventory as long-term on our balance sheet and do not hedge the inventory with derivative instruments (similar to linefill in our own assets). We treat the impact of changes in the average cost of the long-term inventory (that result from fluctuations in market prices) and writedowns of such inventory that result from price declines as a selected item impacting comparability.

(4)             We have certain agreements that require counterparties to deliver, transport or throughput a minimum volume over an agreed upon period. Substantially all of such agreements were entered into with counterparties to economically support the return on our capital expenditure necessary to construct the related asset. Some of these agreements include make-up rights if the minimum volume is not met. We record a receivable from the counterparty in the period that services are provided or when the transaction occurs, including amounts for deficiency obligations from counterparties associated with minimum volume commitments. If a counterparty has a make-up right associated with a deficiency, we defer the revenue attributable to the counterparty’s make-up right and subsequently recognize the revenue at the earlier of when the deficiency volume is delivered or shipped, when the make-up right expires or when it is determined that the counterparty’s ability to utilize the make-up right is remote. We include the impact of amounts billed to counterparties for their deficiency obligation, net of applicable amounts subsequently recognized into revenue, as a selected item impacting comparability. We believe the inclusion of the contractually committed revenues associated with that period is meaningful to investors as the related asset has been constructed, is standing ready to provide the committed service and the fixed operating costs are included in the current period results.

(5)             Our total equity-indexed compensation expense includes expense associated with awards that will or may be settled in units and awards that will or may be settled in cash. The awards that will or may be settled in units are included in our diluted net income per unit calculation when the applicable performance criteria have been met. We consider the compensation expense associated with these awards as a selected item impacting comparability as the dilutive impact of the outstanding awards is included in our diluted net income per unit calculation and the majority of the awards are expected to be settled in units. The portion of compensation expense associated with awards that are certain to be settled in cash is not considered a selected item impacting comparability.

(6)             During the periods presented, there were fluctuations in the value of CAD to USD, resulting in gains and losses that were not related to our core operating results for the period and were thus classified as a selected item impacting comparability.

(7)              Includes costs recognized during the period related to the Line 901 incident that occurred in May 2015, net of amounts we believe are probable of recovery from insurance.

(8)             Includes the initial cumulative effect of a change in Canadian tax legislation impacting the period.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended			Three Months Ended
	September 30, 2016			September 30, 2015
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$401	$282	$4,879	$401	$263	$5,254
Purchases and related costs (1)	(24)	(6)	(4,788)	(26)	(7)	(5,032)
Field operating costs (1) (2)	(133)	(85)	(70)	(147)	(96)	(110)
Equity-indexed compensation expense - operations	(3)	(1)	—	1	1	—
Segment general and administrative expenses (2) (3)	(22)	(15)	(23)	(23)	(17)	(26)
Equity-indexed compensation expense - general and administrative	(4)	(2)	(4)	3	2	1
Equity earnings in unconsolidated entities	46	—	—	45	—	—
Reported segment profit/(loss)	$261	$173	$(6)	$254	$146	$87

Selected items impacting comparability of segment profit:
(Gains)/losses from derivative activities net of inventory valuation adjustments	$—	$1	$(53)	$—	$2	$(41)
Long-term inventory costing adjustments	—	—	38	—	—	47
Deficiencies under minimum volume commitments, net	30	(5)	—	—	—	—
Equity-indexed compensation expense/(benefit)	4	2	2	(1)	—	1
Net loss on foreign currency revaluation	—	—	2	—	—	1
Line 901 incident	—	—	—	—	—	—
Selected items impacting comparability of segment profit (4)	$34	$(2)	$(11)	$(1)	$2	$8
Adjusted segment profit/(loss)	$295	$171	$(17)	$253	$148	$95

Maintenance capital	$29	$15	$3	$34	$16	$2

	Nine Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2015
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$1,188	$817	$13,353	$1,203	$789	$17,238
Purchases and related costs (1)	(69)	(17)	(13,031)	(85)	(17)	(16,553)
Field operating costs (1) (2)	(406)	(258)	(226)	(493)	(284)	(338)
Equity-indexed compensation expense - operations	(9)	(3)	(1)	(5)	(1)	—
Segment general and administrative expenses (2) (3)	(67)	(44)	(72)	(67)	(50)	(79)
Equity-indexed compensation expense - general and administrative	(10)	(7)	(10)	(6)	(5)	(10)
Equity earnings in unconsolidated entities	133	—	—	134	—	—
Reported segment profit	$760	$488	$13	$681	$432	$258

Selected items impacting comparability of segment profit:
Losses from derivative activities net of inventory valuation adjustments	$—	$—	$189	$—	$2	$110
Long-term inventory costing adjustments	—	—	(6)	—	—	62
Deficiencies under minimum volume commitments, net	54	5	—	—	—	—
Equity-indexed compensation expense	11	5	7	9	5	8
Net (gain)/loss on foreign currency revaluation	—	(1)	5	—	—	(28)
Line 901 incident	—	—	—	65	—	—
Selected items impacting comparability of segment profit (4)	$65	$9	$195	$74	$7	$152
Adjusted segment profit	$825	$497	$208	$755	$439	$410

Maintenance capital	$86	$32	$10	$101	$48	$5

(1)             Includes intersegment amounts.

(2)             Field operating costs and Segment general and administrative expenses exclude equity-indexed compensation expense, which is presented separately in the table above.

(3)             Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

FINANCIAL DATA RECONCILIATIONS

(in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net Income to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Excluding Selected Items Impacting Comparability (“Adjusted EBITDA”) and Implied Distributable Cash Flow (“DCF”) Reconciliations

Net Income	$298	$250	$602	$659
Interest expense, net	113	109	339	320
Income tax expense	1	17	15	66
Depreciation and amortization	33	107	351	319
EBITDA	$445	$483	$1,307	$1,364
Selected items impacting comparability of EBITDA (1)	5	14	224	241
Adjusted EBITDA	$450	$497	$1,531	$1,605
Interest expense, net (2)	(109)	(105)	(327)	(309)
Maintenance capital	(47)	(52)	(128)	(154)
Current income tax expense	(4)	(11)	(45)	(72)
Equity earnings in unconsolidated entities, net of distributions	4	12	18	25
Distributions to noncontrolling interests (3)	(1)	(1)	(3)	(3)
Implied DCF (4)	$293	$340	$1,046	$1,092

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(3)             Includes distributions that pertain to the current period’s net income, which are paid in the subsequent period.

(4)             Including costs recognized during the period related to the Line 901 incident that occurred during May 2015, Implied DCF would have been $1,027 million for the nine months ended September 30, 2015.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF ADJUSTED BASIC AND DILUTED NET INCOME PER COMMON UNIT

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Basic Adjusted Net Income per Common Unit
Net income attributable to PAA	$297	$249	$599	$657
Selected items impacting comparability of net income attributable to PAA (1)	(4)	13	184	230
Adjusted net income attributable to PAA	293	262	783	887
Distributions to Series A preferred units (2)	(33)	—	(88)	—
Distributions to general partner (2)	(102)	(154)	(412)	(454)
Distributions to participating securities (2)	(1)	(1)	(3)	(4)
Undistributed loss allocated to general partner (2)	1	3	10	8
Adjusted net income allocated to common unitholders in accordance with application of the two-class method for MLPs	$158	$110	$290	$437

Basic weighted average common units outstanding	401	398	399	393

Basic adjusted net income per common unit	$0.39	$0.28	$0.73	$1.11

Diluted Adjusted Net Income per Common Unit
Net income attributable to PAA	$297	$249	$599	$657
Selected items impacting comparability of net income attributable to PAA (1)	(4)	13	184	230
Adjusted net income attributable to PAA	293	262	783	887
Distributions to Series A preferred units (2)	(33)	—	(88)	—
Distributions to general partner (2)	(102)	(154)	(412)	(454)
Distributions to participating securities (2)	(1)	(1)	(3)	(4)
Undistributed loss allocated to general partner (2)	1	3	10	8
Adjusted net income allocated to common unitholders in accordance with application of the two-class method for MLPs	$158	$110	$290	$437

Basic weighted average common units outstanding	401	398	399	393
Effect of dilutive securities: Weighted average LTIP units (3)	1	1	1	2
Diluted weighted average common units outstanding	402	399	400	395

Diluted adjusted net income per common unit (4)	$0.39	$0.28	$0.72	$1.11

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             Adjusted net income allocated to common unitholders is calculated based on the distributions pertaining to the current period’s net income. After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, common unitholders and participating securities in accordance with the contractual terms of our partnership agreement and as further prescribed under the two-class method.

(3)             Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

(4)             The possible conversion of our Series A preferred units was excluded from the calculation of diluted adjusted net income per common unit for the three and nine months ended September 30, 2016 as the effect was antidilutive.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Three Months Ended			Three Months Ended
	September 30, 2016			September 30, 2015
	PAA	Consolidating Adjustments (2)	PAGP	PAA	Consolidating Adjustments (2)	PAGP
REVENUES	$5,170	$—	$5,170	$5,551	$—	$5,551

COSTS AND EXPENSES
Purchases and related costs	4,429	—	4,429	4,701	—	4,701
Field operating costs	289	—	289	348	—	348
General and administrative expenses	70	1	71	60	—	60
Depreciation and amortization	33	—	33	107	1	108
Total costs and expenses	4,821	1	4,822	5,216	1	5,217

OPERATING INCOME	349	(1)	348	335	(1)	334

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	46	—	46	45	—	45
Interest expense, net	(113)	(3)	(116)	(109)	(3)	(112)
Other income/(expense), net	17	—	17	(4)	—	(4)

INCOME BEFORE TAX	299	(4)	295	267	(4)	263
Current income tax expense	(4)	—	(4)	(11)	—	(11)
Deferred income tax benefit/(expense)	3	(15)	(12)	(6)	(18)	(24)

NET INCOME	298	(19)	279	250	(22)	228
Net income attributable to noncontrolling interests	(1)	(254)	(255)	(1)	(195)	(196)
NET INCOME ATTRIBUTABLE TO PAGP	$297	$(273)	$24	$249	$(217)	$32

BASIC NET INCOME PER CLASS A SHARE			$0.09			$0.14

DILUTED NET INCOME PER CLASS A SHARE			$0.09			$0.14

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			268			225

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			268			225

(1)             The 2015 period has been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

(2)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Nine Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2015
	PAA	Consolidating Adjustments (2)	PAGP	PAA	Consolidating Adjustments (2)	PAGP
REVENUES	$14,231	$—	$14,231	$18,156	$—	$18,156

COSTS AND EXPENSES
Purchases and related costs	12,000	—	12,000	15,591	—	15,591
Field operating costs	893	—	893	1,111	—	1,111
General and administrative expenses	210	2	212	217	2	219
Depreciation and amortization	351	1	352	319	1	320
Total costs and expenses	13,454	3	13,457	17,238	3	17,241

OPERATING INCOME	777	(3)	774	918	(3)	915

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	133	—	133	134	—	134
Interest expense, net	(339)	(10)	(349)	(320)	(9)	(329)
Other income/(expense), net	46	—	46	(7)	—	(7)

INCOME BEFORE TAX	617	(13)	604	725	(12)	713
Current income tax expense	(45)	—	(45)	(72)	—	(72)
Deferred income tax benefit/(expense)	30	(51)	(21)	6	(54)	(48)

NET INCOME	602	(64)	538	659	(66)	593
Net income attributable to noncontrolling interests	(3)	(433)	(436)	(2)	(498)	(500)
NET INCOME ATTRIBUTABLE TO PAGP	$599	$(497)	$102	$657	$(564)	$93

BASIC NET INCOME PER CLASS A SHARE			$0.39			$0.42

DILUTED NET INCOME PER CLASS A SHARE			$0.38			$0.42

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			263			220

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			629			220

(1)             The 2015 period has been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

(2)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	September 30, 2016			December 31, 2015
		Consolidating			Consolidating
	PAA	Adjustments (1)	PAGP	PAA	Adjustments (1)	PAGP
ASSETS
Current assets	$3,773	$3	$3,776	$2,969	$3	$2,972
Property and equipment, net	13,811	18	13,829	13,474	19	13,493
Goodwill	2,353	—	2,353	2,405	—	2,405
Investments in unconsolidated entities	2,216	—	2,216	2,027	—	2,027
Deferred tax asset	—	1,886	1,886	—	1,835	1,835
Linefill and base gas	899	—	899	898	—	898
Long-term inventory	146	—	146	129	—	129
Other long-term assets, net	309	(3)	306	386	(3)	383
Total assets	$23,507	$1,904	$25,411	$22,288	$1,854	$24,142

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$4,077	$2	$4,079	$3,407	$2	$3,409
Senior notes, net of unamortized discounts and debt issuance costs	9,130	—	9,130	9,698	—	9,698
Other long-term debt, net of unamortized debt issuance costs	504	602	1,106	677	557	1,234
Other long-term liabilities and deferred credits	722	—	722	567	—	567
Total liabilities	14,433	604	15,037	14,349	559	14,908

Partners’ capital excluding noncontrolling interests	9,016	(7,248)	1,768	7,881	(6,119)	1,762
Noncontrolling interests	58	8,548	8,606	58	7,414	7,472
Total partners’ capital	9,074	1,300	10,374	7,939	1,295	9,234
Total liabilities and partners’ capital	$23,507	$1,904	$25,411	$22,288	$1,854	$24,142

(1)                 Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

DISTRIBUTION SUMMARY (unaudited)

Q3 2016 PAGP DISTRIBUTION SUMMARY

(in millions, except per unit and per share data)

Q3 2016 (1)
PAA Distribution/Common Unit	$0.5500
GP Distribution/Common Unit	$0.2450
Total Distribution/Common Unit	$0.7950

PAA Common Units Outstanding at 10/31/16	413

Gross GP Distribution	$104
Less: IDR Reduction	(3)
Net Distribution from PAA to AAP (2)	$101
Plus: Borrowings to Fund True-up Distribution (3)	33
Cash Available for Distribution by AAP	$134

Distributions to AAP Partners
Direct AAP Owners & AAP Management (59% economic interest)	$79
PAGP (41% economic interest)	55
Total distributions to AAP Partners	$134

Distribution to PAGP Investors	$55
PAGP Class A Shares Outstanding at 10/31/16	268
PAGP Distribution/Class A Share	$0.2065

(1)             Amounts may not recalculate due to rounding.

(2)             Plains AAP, L.P. (“AAP”) is the general partner of PAA.

(3)             AAP has agreed to borrow funds under its credit agreement as necessary to make a special ‘‘true-up’’ distribution to its partners that, when added to the distributions to be paid to AAP in respect of the 2% general partner interest in PAA and the IDRs, equals the total distribution AAP’s partners would have received if the closing of the Simplification Transactions had occurred immediately prior to the record date for the third quarter distribution.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Basic Net Income per Class A Share
Net income attributable to PAGP	$24	$32	$102	$93
Basic weighted average Class A shares outstanding	268	225	263	220

Basic net income per Class A share	$0.09	$0.14	$0.39	$0.42

Diluted Net Income per Class A Share
Net income attributable to PAGP	$24	$32	$102	$93
Incremental net income allocated to PAGP resulting from assumed exchange of AAP units and AAP Management Units	—	—	138	—
Net income allocated to PAGP including incremental net income from assumed exchange of AAP units and AAP Management Units	$24	$32	$240	$93

Basic weighted average Class A shares outstanding	268	225	263	220
Dilutive shares resulting from assumed exchange of AAP units and AAP Management Units	—	—	366	—
Diluted weighted average Class A shares outstanding	268	225	629	220

Diluted net income per Class A share	$0.09	$0.14	$0.38	$0.42

Contacts:

Ryan Smith	Al Swanson
Director, Investor Relations	Executive Vice President, CFO
(866) 809-1291	(800) 564-3036

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291